MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO	MFS® HIGH YIELD PORTFOLIO
MFS® BLENDED RESEARCH® GROWTH PORTFOLIO	MFS® INTERNATIONAL GROWTH PORTFOLIO
MFS® BLENDED RESEARCH® VALUE PORTFOLIO	MFS® INTERNATIONAL VALUE PORTFOLIO
MFS® BOND PORTFOLIO	MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® CORE EQUITY PORTFOLIO	MFS® MID CAP GROWTH PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO	MFS® NEW DISCOVERY PORTFOLIO
MFS® GLOBAL GOVERNMENTS PORTFOLIO	MFS® RESEARCH INTERNATIONAL PORTFOLIO
MFS® GLOBAL GROWTH PORTFOLIO	MFS® STRATEGIC INCOME PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO	MFS® TECHNOLOGY PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO	MFS® TOTAL RETURN PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO	MFS® UTILITIES PORTFOLIO
MFS® GROWTH PORTFOLIO	MFS® VALUE PORTFOLIO

The Board of Trustees has approved submitting the following matters to shareholders of each fund for approval at a special meeting of shareholders expected to be held in December 2011:

1.	To elect a new board of trustees of MFS Variable Insurance Trust II, of which each fund is a series.

2.
To approve a new investment advisory agreement for each fund with MFS to standardize and modernize the agreements among the funds. For MFS Total Return Portfolio, MFS Blended Research Core Equity Portfolio, MFS Global Governments Portfolio, MFS Government Securities Portfolio, and MFS High Yield Portfolio, the current investment advisory agreement provides that MFS will bear the fund's operating expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, which exceed 1.25% of the average net assets of such fund incurred during any fiscal year. The proposed agreement would not contain such a limitation in the agreement.

3.	To restate certain fundamental investment policies for each fund.

Proxy materials containing more information about these proposals are expected to be mailed to shareholders of each fund on or about October 17, 2011.